                                                                  EXECUTION COPY



                                 AMENDMENT NO. 2


         This AMENDMENT NO. 2 dated as of December 21, 2001 (this "Amendment No. 2"), among Warnaco Inc., a Delaware corporation, as debtor and in possession under chapter 11 of the Bankruptcy Code (the "Borrower"), The Warnaco Group, Inc. ("Group") and the Domestic Subsidiaries (as defined in the Credit Agreement referred to below) of Group, as debtors and debtors in possession under chapter 11 of the Bankruptcy Code (the "Subsidiary Guarantors" and, together with Group, the "Guarantors"), the Lenders (as defined in the Credit Agreement referred to below) party hereto and Citibank N.A., as Administrative Agent (as defined below) amends certain provisions of the Senior Secured Super-Priority Debtors In Possession Revolving Credit Agreement dated as of June 11, 2001, as amended by Amendment and Waiver, dated as of August 27, 2001, among the Borrower, Group and the Subsidiary Guarantors, the Lenders, the Issuers (as defined therein), Citibank, N.A., as administrative agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"), and Salomon Smith Barney Inc., The Bank of Nova Scotia and J.P. Morgan Securities, Inc. as joint lead arrangers (such agreement, the "Credit Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Issuers and the Administrative Agent are parties to the Credit Agreement and, as of the date hereof, the undersigned Lenders constitute the Requisite Lenders;

         WHEREAS, the Borrower, Requisite Lenders and the Administrative Agent have agreed (a) to reduce the Tranche B Commitments; (b) to restructure the minimum EBITDAR covenant contained in Section 5.1 of the Credit Agreement; (c) to limit the aggregate amount of invest ments by Group and its Subsidiaries in Cash Equivalents; and (d) to make certain other amend ments to the Credit Agreement set forth herein;

         WHEREAS, pursuant to Section 13.1 (Amendments, Waiver, Etc.) of the Credit Agree ment, the consent of the Requisite Lender is required to amend the provisions of the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obliga tions herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

         Section 2. Amendments to Credit Agreement. Effective as of the Effective Date and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) By amending the definition of "Available Tranche B Credit" contained in Section 1.1 (Defined Terms) of the Credit Agreement by deleting it in its entirety and replacing it with the following:

                           "Available Tranche B Credit" means, at any time (a) an amount equal to 70% of the Tranche B Commitments in effect at such time minus the sum of (i) the aggregate Tranche B Outstandings at such time and
                           (ii) any Tranche B Availability Reserve in effect at such time; or (b) after the Borrower receives the consent of the Super-Majority Tranche B Lenders, an amount equal to 100% of the Tranche B Commitments in effect at such time minus the sum of (i) the aggregate Tranche B Outstandings at such time and
                           (ii) any Tranche B Availability Reserve in effect at such time.

                  (b) By amending the definition of "Eligible Receivable" contained in Section 1.1 (Defined Terms) of the Credit Agreement by deleting the proviso at the end thereof and replacing it with the following:

                           "provided, however, that in no event shall any Chargeback qualify as an Eligible Receivable."

                  (c) By inserting the following definition immediately after the definition "Subsidiary Guarantor" in Section 1.1 (Definitions):

                           "Super-Majority Tranche B Lenders" means, collectively, Tranche B Lenders having more than sixty-six and two-thirds percent (66 2/3%) of the aggregate outstanding amount of the Tranche B Commitments. A Non-Funding Lender that is a Tranche B Lender shall not be included in the calculation of "Super-Majority Tranche B Lenders."

                  (d) By amending clause (b) of Section 2.5 (Reduction and Termination of the commitments) of the Credit Agreement by deleting it in its entirety and replacing it with the following:

                                    (b) the aggregate Tranche B Commitments
                           shall be reduced by: (x) $125,000,000 on December 27, 2001, (y) $50,000,000 on April 30, 2002 and (z)
                           $50,000,000 (or such lesser amounts as shall cause the Tranche B Commitments to be reduced to zero) on July 31, 2002 (the "Tranche B Commitment Reduction Dates"), subject to any prior permanent reductions pursuant to clause (c) below (and the Tranche B Commitment of each Lender shall be reduced by its Ratable Portion of such amount).

                  (e) By amending clause (b) of Section 2.9 (Mandatory Repayments) of the Credit Agreement by deleting clause (ii) in its entirety and replacing it with the following:

                           (ii) Notwithstanding clause (b)(i) above, if (A) any
                  prepayment is the result of Group or any of its Subsidiaries receiving Net Cash Proceeds from the sale of an asset that, directly or indirectly, forms part of the Tranche A Collateral and (B) as a consequence of such sale, the Borrowing Base is reduced, then the Borrower shall, following any prepayment of the Swing Loans but prior to any prepayment in respect of the Tranche B Loans, prepay the Tranche A Loans then outstanding solely in an amount equal to the amount by which the Borrowing Base was reduced less any amount of such Net Cash Proceeds used to repay Swing Loans;

                  (f) By amending and restating Section 5.1 (Minimum EBITDAR) of the Credit Agreement in its entirety to read as follows:

                                    Section 5.1 Minimum EBITDAR. Group will
                           have, as of the last day of each month set forth below, EBITDAR for the fiscal period ending on such day of not less than the following:

------------------------------------------------------------------------
                                                      Minimum
    Test Period                                       EBITDAR
------------------------------------------------------------------------
Three Months Ending                                  $7,300,000
December 31, 2001
------------------------------------------------------------------------
Four Months Ending                                   $3,000,000
January 31, 2002
------------------------------------------------------------------------
Five Months Ending                                   $7,570,000
February 28, 2002
------------------------------------------------------------------------
Six Months Ending                                   $18,940,000
March 31, 2002
------------------------------------------------------------------------
Seven Months Ending                                 $25,200,000
April 30, 2002
------------------------------------------------------------------------
Eight Months Ending                                 $27,780,000
May 31, 2002
------------------------------------------------------------------------
Nine Months Ending                                  $36,760,000
June 30, 2002
------------------------------------------------------------------------


------------------------------------------------------------------------
                                                      Minimum
    Test Period                                       EBITDAR
------------------------------------------------------------------------
Ten Months Ending                                   $40,150,000
July 31, 2002
------------------------------------------------------------------------
Eleven Months Ending                                $46,780,000
August 31, 2002
------------------------------------------------------------------------
Twelve Months Ending                                $56,450,000
September 30, 2002
------------------------------------------------------------------------
Twelve Months Ending                                $57,840,000
October 31, 2002
------------------------------------------------------------------------
Twelve Months Ending                                $62,870,000
November 30, 2002
------------------------------------------------------------------------
Twelve Months Ending                               $73,640,000;
December 31, 2002
------------------------------------------------------------------------

                           provided, however, that in the event of a sale of the stock or the assets by Group or any Subsidiary thereof constituting a business division of Group or a Subsidiary thereof, each minimum EBITDAR level set forth above for the fiscal periods ending after such sale shall be reduced by an amount equal to 95% of the EBITDAR derived from such business division, as listed on Schedule 5.1 (EBITDAR Adjustments) with respect to such period (or, if such sale occurs during such period, such portion of such period occurring after such sale); provided, further, however, the foregoing formula and timing of the application of the reduction in minimum EBITDAR levels may be adjusted in the reasonable discretion of the Administrative Agent to take into consideration the terms of such sale and the actual overhead savings to be achieved through the sale of such business division.

                  (g) By amending and restating Section 5.2 (Capital Expenditures) of the Credit Agreement in its entirety to read as follows:

                                    Section 5.2 Capital Expenditures. Group will
                           not permit Capital Expenditures to be made or incurred during each of the Fiscal Years set forth below to be in excess of the maximum amount set forth below for such Fiscal Year:


------------------------------------------------------------------------
         Fiscal Year ending               Maximum Capital
            on or about                     Expenditures
------------------------------------------------------------------------
December 31, 2001                           $28,000,000
------------------------------------------------------------------------
December 31, 2002                           $18,000,000
------------------------------------------------------------------------
December 31, 2003                           $15,000,000
------------------------------------------------------------------------

                           provided, however, that to the extent that actual Capital Expenditures for any such Fiscal Year shall be less than the maximum amount set forth above for such Fiscal Year (without giving effect to the carryover permitted by this proviso), the amount of such shortfall (not to exceed 50% of the available amount for such Fiscal Year) shall be, in addition, available for Capital Expenditures in the next succeeding Fiscal Year; provided, further, however, Capital Expenditures financed with Net Cash proceeds from a Property Loss Event shall not be included in the foregoing calculations; provided further, that in the event of a sale of the stock or the assets by Group or any Subsid iary thereof constituting a business division of Group or a Subsidiary thereof, each maximum Capital Expenditure level set forth above for the Fiscal Year ending after such sale shall be reduced by an amount equal to the Capital Expenditure allocable to such business division, as listed on Schedule 5.2 (Capital Expenditure Adjustments) with respect to such period (or, if such sale occurs during such period, such portion of such period occurring after such sale) and provided further, the foregoing formula and timing of the application of the reduction in maximum Capital Expenditure levels may be adjusted in the reasonable discretion of the Administrative Agent to take into consideration the terms of such sale.

                  (h) By amending clause (b) of Section 6.1 (Financial Statements) of the Credit Agreement by deleting the number "30" in the first line thereof and replacing it with the number "40."

                  (i) By amending clause (b) of Section 7.12 (Cash Management; Blocked Accounts) of the Credit Agreement by deleting the amount "$25,000,000" in the seventh line and replacing it with the amount "$30,000,000."

                  (j) By amending Section 7.14 (Plan of Reorganization) of the Credit Agreement by deleting it in its entirety and replacing it with the following:

                                    Section 7.14 Plan of Reorganization. The
                           Loan Parties shall cause a plan or reorganization to be filed with the Bankruptcy Court on or prior to July 31, 2002 and such plan of reorganization shall provide for payment in full of the Obligations hereunder, on or prior to the consummation thereof and shall otherwise include terms and conditions satisfactory to the Requisite Lenders. The Administrative Agent may in its sole reasonable discretion extend the foregoing date for compliance with this Section 7.14.

                  (k) The following new Section 7.16 (Sale and Purchase Agreements) shall be amended immediately after Section 7.15 (Certain Post Closing Matters):

                                    Section 7.16 Sale and Purchase Agreements.
                           Prior to April 30, 2002, Group and the Borrower shall have provided to the Lenders true and complete copies of sale and purchase agreements, in form and substance satisfactory to the Administrative Agent, fully executed by Group or one or more of its Subsidiaries and one or more independent third party buyer(s) with respect to the sale(s) of stock or assets of Group or a Subsidiary thereof to such independent third party buyer(s) on terms that provide for: (a) aggregate net cash sale proceeds to be paid to Group, or any of its Subsidiaries, in an amount not less than $200,000,000, (b) consideration, timing of closing and other conditions which represent a bona fide effort of Group and/or a Subsidiary thereof to consummate the sale of the assets or stock to be sold, and (c) not less than 50% of the consideration therefor to be in cash payable to Group or one of its Subsidiaries. In addition, prior to June 30, 2002, Group and the Borrower shall have provided to the Lenders true and complete copies of sale and purchase agreements, in form and substance satisfactory to the Administrative Agent (and in any event to include terms that provide for requirements set forth in subclauses (b) and (c) above), fully executed by Group or one or more of its Subsidiaries and one or more independent third party buyer(s) with respect to the sale(s) of stock or assets of Group or a Subsidiary thereof to such independent third party buyer(s) such that the aggregate net cash proceeds thereof would be sufficient to enable the Borrower to repay (and provide cash collateral in respect of all Letters of Credit) the entire amount of the Facilities and all post petition administrative claims and such proceeds shall be used for such purposes. The Administrative Agent may in its sole reasonable discretion extend the foregoing dates for compliance with this Section
                           7.16. Notwithstanding the foregoing, the provisions of Section 8.4 are applicable to each Asset Sale and nothing herein shall be construed as the Lenders having consented or agreed to consent to any Asset Sale.

                  (l) By amending Section 8.3(b) (Investments) of the Credit Agreement by deleting such clause in its entirety and replacing it with the following:

                                    (b) Investments by Group and its
                           Subsidiaries in Cash Equivalents, but not in excess of the amounts specified in the proviso in
                           Section 7.12(b);

                  (m) Schedule I (Commitments) to the Credit Agreement is hereby amended and restated in its entirety and replaced by Schedule I hereto.

                  (n) Schedule II (Applicable Lending Offices and Addresses for Notices) to the Credit Agreement is hereby amended and restated in its entirety and replaced by Schedule II hereto.

                  (o) A new Schedule 5.1 (EBITDAR Adjustments) to the Credit Agreement in the form of Schedule 5.1 hereto shall be added to the Credit Agreement after Schedule 4.23 (Material Intellectual Property) thereof.

                  (p) A new Schedule 5.2 (Capital Expenditure Adjustments) to the Credit Agreement in the form of Schedule 5.2 hereto shall be added to the Credit Agreement after Schedule 5.1 (EBITDAR Adjustments) thereof.

         Section 3. Consent. The Lenders constituting the Requisite Lenders, hereby consent to the consummation of the IZKA Settlement Transactions by Group or a Subsidiary thereof. "IZKA Settlement Transactions" means (i) the liquidation of the assets of the IZKA division and payment to the Former Sellers (as defined below) of a settlement in an amount equal to the greater of 50% of the proceeds of the liquidation and $350,000 and (ii) the transfer (for consideration of 'E' 1.00) of the IZKA trade marks (or IZKA S.C., if necessary) to the Former Sellers of the IZKA division, in each case as required pursuant to the terms of the Settlement Agreement between Warner's Aigion S.A., Gerard
Petit and Patrick James-Pallade (the "Former Sellers") dated November 14, 2001.

         Section 4. Conditions Precedent to the Effectiveness of this Amendment No. 2. This Amendment No. 2 shall become effective as of the date when the following conditions precedent have been satisfied (the "Effective Date"):

                  (a) Certain Documents. The Administrative Agent shall have received on or before the Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient executed copies for each of the Lenders:

                           (i) this Amendment No. 2 executed by the Borrower and the Lenders constituting the Requisite Lenders;

                           (ii) an order of the Bankruptcy Court approving this Amendment No. 2, in form and substance satisfactory to the Administrative Agent;

                           (iii) payment of the Amendment Fee and any fees payable pursuant to the terms of the fee letter dated as of the date hereof and entered into between the Borrower, the Administrative Agent and The Chase Manhattan Bank; and

                           (iv) such additional documentation as the Administrative Agent or the Requisite Lenders may reasonably require.

                  (b) Representations and Warranties. Each of the representations and warranties made by the Borrower or any Guarantor in or pursuant to the Credit Agreement and the other Loan Documents to which the Borrower or any Guarantor is a party or by which the Borrower, or any Guarantor is bound, shall be true and correct in all material respects, after giving effect to the terms of this Amendment No. 2, on and as of the Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

                  (c) No Event of Default. No Event of Default or Default shall have occurred and be continuing on the Effective Date after giving effect to the terms of this Amendment No. 2.

         Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment No. 2,(x) no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (y) all of the representations and warran ties of the Loan Parties contained in Article IV of the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document which expressly speaks as of a different date).

         Section 6. Amendment Fee. On the Effective Date the Borrower shall pay
(i) to each Lender approving this Amendment No. 2 on or prior to December 21, 2001 an amendment fee equal to one-quarter of one percent (0.25%) of the aggregate amount of such Lender's Commitments after giving effect to this Amendment No. 2 and (ii) to the Lenders on a pro rata basis a contingency fee equal to 0.10% of the aggregate Commitments (prior to giving effect to this Amendment No. 2) (fees payable pursuant to the foregoing subsections (i) and
(ii) together, the "Amendment Fees"); provided, however, that the payment of the portion of the Amendment Fee described in subsection (ii) above shall be deemed to have been previously satisfied and only the amounts described in subsection
(i) above shall be payable on the Effective Date to the approving Lenders.

         Section 7. Costs and Expenses. The Borrower agrees to pay on demand in accor dance with the terms of Section 13.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment No. 2 and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent with respect thereto.

         Section 8. Reference to and Effect on the Loan Documents.

                  (a) Upon the effectiveness of this Amendment No. 2 on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder", "hereof" or words of like import, and each reference in each other Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended hereby, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                  (c) The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender, any Issuer or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the Loan Documents.

                  (d) This Amendment No. 2 is a Loan Document.

         Section 9. Titles. The Section titles contained in this Amendment No. 2 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         Section 10. Execution in Counterparts. This Amendment No. 2 may be executed and delivered in any number of counterparts and by different parties hereto in separate counter parts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

         Section 11. Notices. All communications and notices to the Administrative Agent hereunder shall be given as provided in the Credit Agreement.

         Section 12. Severability. If any term or provisions set forth in this Amendment No. 2 shall be invalid or unenforceable, the remainder of this Amendment No. 2, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

         Section 13. Successors. The terms of this Amendment No. 2 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

         Section 14. Governing Law. This Amendment No. 2 shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     WARNACO INC.,
                                     as Borrower


                                     By: /s/ Stanley P. Silverstein
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     CITIBANK, N.A.,
                                     as Administrative Agent


                                     By: /s/ Keith R. Gerding
                                         ---------------------------------------
                                         Name:  Keith R. Gerding
                                         Title: Vice President

                                     CITIBANK, N.A.,
                                     as a Lender


                                     By: /s/ Keith R. Gerding
                                         ---------------------------------------
                                         Name: Keith R. Gerding
                                         Title: Vice President

                                     THE BANK OF NOVA SCOTIA,
                                     as a Lender


                                     By: /s/ Olivia L. Braun
                                         ---------------------------------------
                                         Name:  Olivia L. Braun
                                         Title: Director

                                     THE CHASE MANHATTAN BANK,
                                     as a Lender


                                     By: /s/ Houston A. Stebbins
                                         ---------------------------------------
                                         Name:  Houston A. Stebbins
                                         Title: Managing Director

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as a Lender


                                     By: /s/ [Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender


                                     By: /s/ [Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     SOCIETE GENERALE,
                                     as a Lender


                                     By:   /s/ Harry T. Nullet
                                         --------------------------------------
                                         Name:  Harry T. Nullet
                                         Title: Director

                                     FLEET NATIONAL BANK,
                                     as a Lender


                                     By: /s/ JD Smith
                                         ---------------------------------------
                                         Name:  JD Smith
                                         Title: Vice President

                                     THE BANK OF NEW YORK,
                                     as a Lender


                                     By: /s/ Richard P. Hebner
                                         ---------------------------------------
                                         Name:  Richard P. Hebner
                                         Title: Vice President

                                     FIRST UNION NATIONAL BANK,
                                     as a Lender


                                     By: /s/ M.G. Hyde
                                         ---------------------------------------
                                         Name:  M.G. Hyde
                                         Title: Director/VP

                                     HELLER FINANCIAL, INC.,
                                     as a Lender


                                     By: /s/ Tara Wrobel
                                         --------------------------------------
                                         Name:  Tara Wrobel
                                         Title: Vice President

                                     TEXTRON FINANCIAL CORPORATION,
                                     as a Lender


                                     By: /s/ Jerrold K. Brown
                                         ---------------------------------------
                                         Name:  Jerrold K. Brown
                                         Title: Senior Vice President

                                     GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                     as a Lender


                                     By: /s/ Edmund Kearns
                                         ---------------------------------------
                                         Name:  Edmund Kearns
                                         Title: Authorized Signatory

                                     BANK OF SCOTLAND,
                                     as a Lender


                                     By: /s/ Annie Glynn
                                         ---------------------------------------
                                         Name:  Annie Glynn
                                         Title: Senior Vice President

                                     THE PROVIDENT BANK,
                                     as a Lender


                                     By: /s/ Russ Smethwick
                                         ---------------------------------------
                                         Name:  Russ Smethwick
                                         Title: AVP, Portfolio Manager

                                     SPECIAL SITUATIONS INVESTING GROUP, INC., as a Lender


                                     By: /s/ Stephen Golden
                                         ---------------------------------------
                                         Name:  Stephen Golden
                                         Title: President

                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY

                  Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment No. 2 in its capacity as a guarantor under the Credit Agreement and agrees that the terms of such agreement shall not affect in any way its obligations and liabilities under its guaranty, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

                                     THE WARNACO GROUP INC.
                                     as a Guarantor


                                     By: /s/ Stanley P. Silverstein
                                        --------------------------------------
                                        Name:
                                        Title:

                                     184 BENTON STREET INC.
                                     A.B.S. CLOTHING COLLECTION, INC.
                                     ABBEVILLE MANUFACTURING COMPANY
                                     AEI MANAGEMENT CORPORATION
                                     AUTHENTIC FITNESS CORPORATION
                                     AUTHENTIC FITNESS ON-LINE, INC.
                                     AUTHENTIC FITNESS PRODUCTS INC.
                                     AUTHENTIC FITNESS RETAIL INC.
                                     BLANCHE INC.
                                     CCC ACQUISITION CORP.
                                     CCC ACQUISITION REALTY CORP.
                                     C.F. HATHAWAY COMPANY
                                     CALVIN KLEIN JEANSWEAR COMPANY
                                     CKJ HOLDINGS, INC.
                                     CKJ SOURCING, INC.
                                     DESIGNER HOLDINGS LTD.
                                     JEANSWEAR HOLDINGS, INC.
                                     KAI JAY MANUFACTURING COMPANY
                                     MYRTLE AVENUE, INC.
                                     OUTLET HOLDINGS, INC.
                                     OUTLET STORES, INC.
                                     RIO SPORTWEAR, INC.
                                     UBERTECH PRODUCTS, INC.
                                     VENTURES LTD.
                                     WARMANA LIMITED
                                     WARNACO INTERNATIONAL INC.

                                     WARNACO MEN'S SPORTSWEAR, INC.
                                     WARNACO PUERTO RICO, INC.
                                     WARNACO SOURCING INC.
                                     WARNACO U.S., INC.
                                     WARNACO VENTURES LTD.
                                     WARNER'S DE COSTA RICA INC.
                                     WARNACO INTERNATIONAL, L.L.C.

                                     as Guarantors


                                     By: /s/ Stanley P. Silverstein
                                        --------------------------------------
                                        Name:
                                        Title:


                                     GREGORY STREET, INC.
                                     as a Guarantor


                                     By: /s/ Stanley P. Silverstein
                                        --------------------------------------
                                        Name:
                                        Title: Director


                                     PENHALIGON'S BY REQUEST, INC.
                                     as a Guarantor


                                     By: /s/ Stanley P. Silverstein
                                        --------------------------------------
                                        Name:
                                        Title: Director